SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 15, 2004 (Date of earliest event reported):

VISUAL NETWORKS, INC

(Exact name of registrant as specified in its charter)

Delaware	000-23699	52-1837515
(State or other jurisdiction of incorporation	(Commission File No.)	(IRS Employer Identification No.)

2092 Gaither Road

Rockville, Maryland 20850

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (301) 296-2300

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

a)	Financial Statements of Business Acquired—Not Applicable.

b)	Pro Forma Financial Information—Not Applicable.

c)	Exhibits:

99.1	Press Release dated January 15, 2004.

ITEM 9.	REGULATION FD DISCLOSURE

This Form 8-K furnishes information required under Items 9 and 12 of the Form 8-K. See Item 12 below.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This Form 8-K furnishes information required under Items 9 and 12 of Form 8-K. On January 15, 2004, Visual Networks, Inc. issued a press release regarding its results for the quarter ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

The information contained in the press release attached as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISUAL NETWORKS, INC.

By:	/s/ Nancy A. Spangler

Nancy A. Spangler
Secretary

Dated: January 15, 2004